UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02809 and 811-10095

Name of Fund: BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2010

Date of reporting period: 09/30/2009

Item 1 – Report to Stockholders

EQUITIES   FIXED   INCOME   REAL   ESTATE   LIQUIDITY   ALTERNATIVES   BLACKROCK   SOLUTIONS

BlackRock Value Opportunities Fund, Inc.

SEMI-ANNUAL REPORT
SEPTEMBER 30, 2009 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

Dear Shareholder

The past 12 months saw a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression, to exuberance and increasing optimism amid emerging signs of recovery. The period began on the heels of the infamous collapse of Lehman Brothers, which triggered an intensifying deterioration in global economic activity in the final months of 2008 and the early months of 2009 and resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, US equities endured extreme volatility in this environment — steep declines and heightened risk aversion in the early part of the reporting period gave way to an impressive seven-month rally that began in March. This rally has pushed all major indexes well into positive territory for 2009. Stocks did experience modest setbacks in June and then again in late September and early October, but the overall trajectory was up. The experience in international markets was similar to that in the United States. Prominent in the rally have been emerging markets, which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. At the same time, near-zero interest rates on risk-free assets, coupled with an improving macro environment, prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets, bidding those prices higher. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong while the Build America Bonds program has alleviated supply pressures, creating a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

Total Returns as of September 30, 2009	6-month	12-month

US equities (S&P 500 Index)	34.02%	(6.91)%

Small cap US equities (Russell 2000 Index)	43.95	(9.55)

International equities (MSCI Europe, Australasia, Far East Index)	49.85	3.23

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(3.77)	7.66

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.59	10.56

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.38	14.85

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	40.25	22.51

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2009

Portfolio Management Commentary

Effective March 13, 2009, the Fund now uses the S&P SmallCap 600 Citigroup Value Index as its benchmark rather than the Russell 2000 Index as Fund management believes the new index better reflects the Fund’s investment strategies.

How did the Fund perform?

•

The Fund, through its investment in Master Value Opportunities LLC (the “Master LLC”), underperformed its benchmark, the S&P SmallCap 600 Citigroup Value Index, for the six-month period. The Fund’s Institutional and Investor A Shares outperformed its previous benchmark, the Russell 2000 Index, while Investor B, Investor C and Class R Shares trailed that index.

What factors influenced performance?

•

Relative to the S&P SmallCap 600 Citigroup Value Index, the benefits of an overweight in information technology (IT) were overshadowed by the Master LLC’s weak stock selection, primarily among software, electrical equipment and semiconductors & semiconductor equipment. Although the Master LLC’s holdings in these areas generated strong double-digit gains, they trailed their benchmark counterparts. In industrials, stock selection and an underweight hampered relative performance. Key areas of weakness included the aerospace & defense and electronic equipment sub-sectors. The Master LLC’s average cash position during the period was approximately 6% of net assets, detracting significantly from relative performance given the strong upward move in stock prices during the six months.

•

The health care sector as a whole was hampered by uncertainty surrounding the proposed legislative reforms. The Master LLC’s strong stock selection in the health care sector helped it outperform the benchmark in this sector. Key contributors included genetic analysis systems developer Affymetrix, Inc. and health care provider AMERIGROUP Corp. Stock selection among multi-utilities and an underweight in gas utilities helped drive favorable performance comparisons in the utilities sector, as these more defensive stocks lagged the broader market. In energy, an overweight added value as energy stocks surged on rising commodity prices. Stock selection in the consumer discretionary sector also benefited return comparisons. Multiline retailers added significant value, buoyed by improving consumer confidence and retail sales data.

Describe recent portfolio activity.

•

During the six months, we increased exposure to the financials sector, primarily among real estate investment trusts (REITs), commercial banks and insurers. We also expanded cyclical exposure within the Master LLC, adding to materials, energy and industrials. In materials, we initiated several new positions in specialty chemicals producers. In energy, we increased a weighting in oil, gas & consumable fuels companies, including Mariner Energy, Inc. and Frontier Oil Corp. Additions within industrials were focused largely within the machinery sub-sector.

•

Conversely, we reduced allocations in IT, consumer staples and health care. In IT, we trimmed select software and IT services names and pared back a significant position in communications equipment maker Tellabs, Inc. In consumer staples, we eliminated several food products names, such as Flowers Foods, Inc. and Dean Foods Co. In health care, we scaled back exposure to pharmaceuticals and health care technology names, selling Sepracor, Inc., Merge Healthcare, Inc. and Cerner Corp.

Describe portfolio positioning at period end.

•

Relative to the S&P SmallCap 600 Citigroup Value Index, the Master LLC ended the period with overweights in energy and IT (particularly in software and internet software & services). Underweights at period end included financials (primarily REITs), consumer discretionary (notably specialty retail; textiles, apparel & luxury goods; and hotels, restaurants & leisure) and industrials (particularly within the commercial services & supplies and electrical equipment sub-sectors).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,444.70	$6.86	$1,000	$1,019.48	$5.67
Investor A	$1,000	$1,441.30	$8.45	$1,000	$1,018.18	$6.98
Investor B	$1,000	$1,434.00	$14.89	$1,000	$1,012.87	$12.31
Investor C	$1,000	$1,433.20	$15.13	$1,000	$1,012.67	$12.51
Class R	$1,000	$1,439.00	$11.13	$1,000	$1,015.98	$9.20

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.12% for Institutional, 1.38% for Investor A, 2.44% for Investor B, 2.48% for Investor C and 1.82% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master in which it invests.

[2]

Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master LLC. The Master LLC invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies that the Master LLC’s management believes have special investment value, and emerging growth companies regardless of size.

[3]

This unmanaged Index measures performance of the small-capitalization value sector of the US equity market. Effective March 13, 2009, the Fund now uses this index as its benchmark rather than the Russell 2000 Index because Fund management believes it better reflects the Fund’s investment strategies.

[4]	This unmanaged Index is comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[5]

		1 Year		5 Years		10 Years

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	44.47%	(17.17)%	N/A	(0.57)%	N/A	7.17%	N/A
Investor A	44.13	(17.36)	(21.70)%	(0.83)	(1.89)%	6.90	6.32%
Investor B	43.40	(18.24)	(21.92)	(1.67)	(1.89)	6.24	6.24
Investor C	43.32	(18.29)	(19.11)	(1.71)	(1.71)	6.00	6.00
Class R	43.90	(17.77)	N/A	(1.17)	N/A	6.62	N/A
Russell 2000 Index	43.95	(9.55)	N/A	2.41	N/A	4.88	N/A
S&P SmallCap 600 Citigroup Value Index	44.84	(11.23)	N/A	2.19	N/A	7.49	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are no longer available for purchase except through exchanges, dividend reinvestments, and for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to February 4, 2003, Class R Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchange of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including administration fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on the previous pages (which is based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

Statement of Assets and Liabilities	BlackRock Value Opportunities Fund, Inc.

September 30, 2009 (Unaudited)

Assets

Investments at value — Master Value Opportunities LLC (the “Master LLC”) (cost — $995,932,203)	$1,021,176,379
Withdrawals receivable from the Master LLC	2,130,409
Capital shares sold receivable	814,326
Prepaid expenses	20,477

Total assets	1,024,141,591

Liabilities

Capital shares redeemed payable	2,944,735
Service and distribution fees payable	357,368
Administration fees payable	209,563
Other affiliates payable	37,515
Officer’s and Directors’ fees payable	360
Other accrued expenses payable	721,163

Total liabilities	4,270,704

Net Assets	$1,019,870,887

Net Assets Consist of

Paid-in capital	$1,710,650,614
Undistributed net investment income	270,654
Accumulated net realized loss allocated from the Master LLC	(716,294,557)
Net unrealized appreciation/depreciation allocated from the Master LLC	25,244,176

Net Assets	$1,019,870,887

Net Asset Value

Institutional — Based on net assets of $285,477,299 and 19,817,120 shares outstanding, 100 million shares authorized, $0.10 par value	$14.41

Investor A — Based on net assets of $364,329,234 and 25,693,066 shares outstanding, 100 million shares authorized, $0.10 par value	$14.18

Investor B — Based on net assets of $125,358,067 and 10,393,865 shares outstanding, 100 million shares authorized, $0.10 par value	$12.06

Investor C — Based on net assets of $205,430,859 and 17,887,439 shares outstanding, 100 million shares authorized, $0.10 par value	$11.48

Class R — Based on net assets of $39,275,428 and 3,263,562 shares outstanding, 100 million shares authorized, $0.10 par value	$12.03

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009	7

Statement of Operations	BlackRock Value Opportunities Fund, Inc.

Six Months Ended September 30, 2009 (Unaudited)

Investment Income

Net investment income allocated from the Master LLC:
Dividends	$7,192,680
Income — affiliated	448,695
Securities lending — affiliated	309,303
Expenses	(2,591,146)

Total income	5,359,532

Expenses

Administration	1,167,325
Service — Investor A	412,880
Service and distribution — Investor B	615,319
Service and distribution — Investor C	940,241
Service and distribution — Class R	93,727
Transfer agent — Institutional	364,803
Transfer agent — Investor A	489,859
Transfer agent — Investor B	371,577
Transfer agent — Investor C	608,628
Transfer agent — Class R	91,732
Printing	66,859
Registration	35,786
Professional	23,863
Officer and Directors	670
Miscellaneous	9,758

Total expenses	5,293,027

Net investment income	66,505

Realized and Unrealized Gain (Loss) Allocated from the Master LLC

Net realized loss from investments	(121,693,663)
Net change in unrealized appreciation/depreciation on investments	450,004,168

Total realized and unrealized gain	328,310,505

Net Increase in Net Assets Resulting from Operations	$328,377,010

See Notes to Financial Statements.

8	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

Statements of Changes in Net Assets	BlackRock Value Opportunities Fund, Inc.

Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009

Operations

Net investment income	$66,505	$1,545,568
Net realized loss	(121,693,663)	(562,195,064)
Net change in unrealized appreciation/depreciation	450,004,168	(99,191,180)

Net increase (decrease) in net assets resulting from operations	328,377,010	(659,840,676)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(931,045)	—
Investor A	(410,302)	—
Investor B	—	—
Investor C	—	—
Class R	—	—
Net realized gain:
Institutional	—	(7,644,295)
Investor A	—	(8,518,508)
Investor B	—	(5,521,832)
Investor C	—	(6,953,609)
Class R	—	(1,240,813)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,341,347)	(29,879,057)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(76,598,857)	(289,440,073)

Redemption Fee

Redemption fee	25,674	49,657

Net Assets

Total increase (decrease) in net assets	250,462,480	(979,110,149)
Beginning of period	769,408,407	1,748,518,556

End of period	$1,019,870,887	$769,408,407

Undistributed net investment income	$270,654	$1,545,496

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009	9

Financial Highlights	BlackRock Value Opportunities Fund, Inc.

	Institutional

	Six Months Ended September 30, 2009 (Unaudited)

		Year Ended March 31,

		2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$10.01	$18.24	$24.95	$28.46	$26.28	$27.22

Net investment income (loss)[1]	0.04	0.11	0.05	0.01	0.03	(0.04)
Net realized and unrealized gain (loss)[2]	4.41	(8.03)	(2.82)	0.76	6.39	0.97

Net increase (decrease) from investment operations	4.45	(7.92)	(2.77)	0.77	6.42	0.93

Dividends and distributions from:
Net investment income	(0.05)	—	—	—	—	—
Net realized gain	—	(0.31)	(3.94)	(4.28)	(4.24)	(1.87)

Total dividends and distributions	(0.05)	(0.31)	(3.94)	(4.28)	(4.24)	(1.87)

Net asset value, end of period	$14.41	$10.01	$18.24	$24.95	$28.46	$26.28

Total Investment Return[3]

Based on net asset value	44.47%[4]	(44.18)%	(13.48)%	3.86%	26.13%	3.99%

Ratios to Average Net Assets[5]

Total expenses	1.12%[6]	1.09%	0.97%	0.98%	1.02%	1.00%

Net investment income (loss)	0.58%[6]	0.68%	0.20%	0.05%	0.11%	(0.15)%

Supplemental Data

Net assets, end of period (000)	$285,477	$206,966	$521,653	$775,697	$916,562	$1,005,642

Portfolio turnover of the Master LLC	44%	147%	109%	72%	77%	74%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income (loss).

[6]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor A

	Six Months Ended September 30, 2009 (Unaudited)
		Year Ended March 31,

		2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$9.85	$17.98	$24.65	$28.15	$26.01	$26.96

Net investment income (loss)[1]	0.02	0.06	(0.01)	(0.05)	(0.04)	(0.10)
Net realized and unrealized gain (loss)[2]	4.33	(7.88)	(2.79)	0.75	6.31	0.97

Net increase (decrease) from investment operations	4.35	(7.82)	(2.80)	0.70	6.27	0.87

Dividends and distributions from:
Net investment income	(0.02)	—	—	—	—	—
Net realized gain	—	(0.31)	(3.87)	(4.20)	(4.13)	(1.82)

Total dividends and distributions	(0.02)	(0.31)	(3.87)	(4.20)	(4.13)	(1.82)

Net asset value, end of period	$14.18	$9.85	$17.98	$24.65	$28.15	$26.01

Total Investment Return[3]

Based on net asset value	44.13%[4]	(44.27)%	(13.74)%	3.64%	25.76%	3.77%

Ratios to Average Net Assets[5]

Total expenses	1.38%[6]	1.34%	1.23%	1.23%	1.27%	1.25%

Net investment income (loss)	0.32%[6]	0.39%	(0.06)%	(0.20)%	(0.14)%	(0.39)%

Supplemental Data

Net assets, end of period (000)	$364,329	$264,870	$499,605	$742,321	$760,307	$643,904

Portfolio turnover of the Master LLC	44%	147%	109%	72%	77%	74%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income (loss).

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009	11

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor B

	Six Months Ended September 30, 2009 (Unaudited)

		Year Ended March 31,

		2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$8.41	$15.54	$21.82	$25.36	$23.66	$24.69

Net investment loss[1]	(0.04)	(0.06)	(0.18)	(0.22)	(0.22)	(0.27)
Net realized and unrealized gain (loss)[2]	3.69	(6.76)	(2.41)	0.65	5.72	0.88

Net increase (decrease) from investment operations	3.65	(6.82)	(2.59)	0.43	5.50	0.61

Distributions from net realized gain	—	(0.31)	(3.69)	(3.97)	(3.80)	(1.64)

Net asset value, end of period	$12.06	$8.41	$15.54	$21.82	$25.36	$23.66

Total Investment Return[3]

Based on net asset value	43.40%[4]	(44.79)%	(14.49)%	2.86%	24.82%	2.96%

Ratios to Average Net Assets[5]

Total expenses	2.44%[6]	2.25%	2.08%	2.00%	2.03%	2.02%

Net investment income (loss)	(0.74)%[6]	(0.46)%	(0.89)%	(0.95)%	(0.91)%	(1.17)%

Supplemental Data

Net assets, end of period (000)	$125,358	$110,538	$311,312	$569,747	$762,340	$809,643

Portfolio turnover of the Master LLC	44%	147%	109%	72%	77%	74%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income (loss).

[6]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor C

	Six Months Ended September 30, 2009 (Unaudited)

		Year Ended March 31,

		2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$8.01	$14.83	$21.01	$24.62	$23.10	$24.18

Net investment loss[1]	(0.04)	(0.07)	(0.19)	(0.21)	(0.22)	(0.27)
Net realized and unrealized gain (loss)[2]	3.51	(6.44)	(2.28)	0.61	5.57	0.86

Net increase (decrease) from investment operations	3.47	(6.51)	(2.47)	0.40	5.35	0.59

Distributions from net realized gain	—	(0.31)	(3.71)	(4.01)	(3.83)	(1.67)

Net asset value, end of period	$11.48	$8.01	$14.83	$21.01	$24.62	$23.10

Total Investment Return[3]

Based on net asset value	43.32%[4]	(44.85)%	(14.51)%	2.80%	24.82%	2.95%

Ratios to Average Net Assets[5]

Total expenses	2.48%[6]	2.34%	2.13%	2.01%	2.05%	2.03%

Net investment loss	(0.78)%[6]	(0.58)%	(0.96)%	(0.97)%	(0.92)%	(1.18)%

Supplemental Data

Net assets, end of period (000)	$205,431	$155,267	$355,755	$542,736	$580,318	$524,132

Portfolio turnover of the Master LLC	44%	147%	109%	72%	77%	74%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income (loss).

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009	13

Financial Highlights (concluded)	BlackRock Value Opportunities Fund, Inc.

	Class R

	Six Months Ended September 30, 2009 (Unaudited)

		Year Ended March 31,

		2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$8.36	$15.38	$21.69	$25.31	$23.80	$24.93

Net investment loss[1]	(0.01)	(0.00)[2]	(0.10)	(0.10)	(0.09)	(0.15)
Net realized and unrealized gain (loss)[3]	3.68	(6.71)	(2.38)	0.64	5.73	0.88

Net increase (decrease) from investment operations	3.67	(6.71)	(2.48)	0.54	5.64	0.73

Distributions from net realized gain	—	(0.31)	(3.83)	(4.16)	(4.13)	(1.86)

Net asset value, end of period	$12.03	$8.36	$15.38	$21.69	$25.31	$23.80

Total Investment Return[4]

Based on net asset value	43.90%[5]	(44.54)%	(14.13)%	3.39%	25.43%	3.53%

Ratios to Average Net Assets[6]

Total expenses	1.82%[7]	1.76%	1.65%	1.48%	1.51%	1.50%

Net investment loss	(0.12)%[7]	(0.02)%	(0.52)%	(0.46)%	(0.39)%	(0.61)%

Supplemental Data

Net assets, end of period (000)	$39,275	$31,767	$60,194	$52,161	$39,382	$18,703

Portfolio turnover of the Master LLC	44%	147%	109%	72%	77%	74%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income (loss).

[7]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements (Unaudited)	BlackRock Value Opportunities Fund, Inc.

1. Organization and Significant Accounting Policies:

BlackRock Value Opportunities Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Value Opportunities LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The Master LLC is organized as a Delaware limited liability company. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The percentage of the Master LLC owned by the Fund at September 30, 2009 was 100%. The performance of the Fund is directly affected by the performance of the Master LLC. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are available only to certain retirement or similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund records its investment in the Master LLC at fair value. Valuation of securities held by the Master LLC is discussed in Note 1 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Measurements: Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2009, the Fund’s investment in the Master LLC was classified as Level 2. The Fund believes more relevant disclosure regarding fair value measurements relate to the Master LLC, which are disclosed in Note 1 of the Master LLC’s Notes to Financial Statements included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions in the Master LLC are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions to Shareholders: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009	15

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the four years ended March 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC is not.

The Fund has entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administration services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. The Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the Fund’s net assets pursuant to the agreement.

The Fund has entered into a separate Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service fee and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended September 30, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A shares which totaled $350. Affiliates received contingent deferred sales charges of $13,342 and $4,571 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $338 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

16	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended September 30, 2009, in return for these services which are included in transfer agent in the Statement of Operations, the Fund paid fees of $54,671.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended September 30, 2009, the Fund reimbursed the Administrator the following amounts for costs incurred running the call center, which are included in transfer agent in the Statement of Operations.

Call Center Fees

Institutional	$3,105
Investor A	$3,358
Investor B	$1,582
Investor C	$3,530
Class R	$239

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Fund’s Chief Compliance Officer.

3. Income Tax Information:

As of March 31, 2009, the Fund had a capital loss carryforward of $96,854,574, which expires March 31, 2017, available to offset future realized capital gains.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended September 30, 2009		Year Ended March 31, 2009

	Shares	Amount	Shares	Amount

Institutional

Shares sold	1,599,038	$20,238,079	4,213,214	$60,521,672
Shares issued to shareholders in reinvestment of dividends and distributions	66,041	857,801	399,290	7,251,008

Total issued	1,665,079	21,095,880	4,612,504	67,772,680
Shares redeemed	(2,519,024)	(31,702,942)	(12,548,623)	(203,149,306)

Net decrease	(853,945)	$(10,607,062)	(7,936,119)	$(135,376,626)

Investor A

Shares sold and automatic conversion of shares	2,925,784	$35,940,604	7,984,559	$111,756,554
Shares issued to shareholders in reinvestment of dividends and distributions	30,446	389,402	453,899	8,115,574

Total issued	2,956,230	36,330,006	8,438,458	119,872,128
Shares redeemed	(4,166,995)	(52,393,367)	(9,326,749)	(133,355,610)

Net decrease	(1,210,765)	$(16,063,361)	(888,291)	$(13,483,482)

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009	17

Notes to Financial Statements (concluded)	BlackRock Value Opportunities Fund, Inc.

	Six Months Ended September 30, 2009		Year Ended March 31, 2009

	Shares	Amount	Shares	Amount

Investor B

Shares sold	942,204	$9,829,146	2,461,611	$30,412,588
Shares issued to shareholders in reinvestment of distributions	—	—	346,311	5,326,123

Total issued	942,204	9,829,146	2,807,922	35,738,711
Shares redeemed and automatic conversion of shares	(3,695,089)	(38,750,942)	(9,694,532)	(121,432,010)

Net decrease	(2,752,885)	$(28,921,796)	(6,886,610)	$(85,693,299)

Investor C

Shares sold	1,463,798	$14,560,682	3,810,525	$44,252,320
Shares issued to shareholders in reinvestment of distributions	—	—	451,297	6,611,212

Total issued	1,463,798	14,560,682	4,261,822	50,863,532
Shares redeemed	(2,964,816)	(29,821,905)	(8,864,578)	(105,386,179)

Net decrease	(1,501,018)	$(15,261,223)	(4,602,756)	$(54,522,647)

Class R

Shares sold	575,073	$6,051,568	2,087,488	$26,629,104
Shares issued to shareholders in reinvestment of distributions	—	—	81,387	1,240,340

Total issued	575,073	6,051,568	2,168,875	27,869,444
Shares redeemed	(1,109,512)	(11,796,983)	(2,283,545)	(28,233,463)

Net decrease	(534,439)	$(5,745,415)	(114,670)	$(364,019)

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through November 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

18	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

Portfolio Information	Master Value Opportunities LLC

As of September 30, 2009

Ten Largest Holdings	Percent of Long-Term Investments

Bottomline Technologies, Inc.	2%
Harte-Hanks, Inc.	2
Curtiss-Wright Corp.	2
OGE Energy Corp.	2
Zoran Corp.	1
iShares Russell 2000 Index Fund	1
iShares Russell 2000 Growth Index Fund	1
Robbins & Myers, Inc.	1
IAC/InterActive Corp.	1
Saks, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Financials	23%
Information Technology	19
Industrials	14
Consumer Discretionary	11
Health Care	9
Utilities	8
Energy	6
Materials	5
Investment Companies	3
Consumer Staples	2

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009	19

Schedule of Investments September 30, 2009 (Unaudited)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.4%
Curtiss-Wright Corp.	520,900	$17,778,317
Triumph Group, Inc.	129,900	6,233,901

		24,012,218

Biotechnology — 1.0%
Exelixis, Inc. (a)	562,100	3,586,198
PDL BioPharma, Inc.	903,700	7,121,156

		10,707,354

Building Products — 0.7%
Ameron International Corp.	108,900	7,620,822

Capital Markets — 0.3%
Investment Technology Group, Inc. (a)	75,600	2,110,752
Thomas Weisel Partners Group, Inc. (a)	208,621	1,114,036

		3,224,788

Chemicals — 2.5%
Arch Chemicals, Inc.	141,700	4,249,583
Huntsman Corp.	660,500	6,017,155
OM Group, Inc. (a)	167,700	5,096,403
Rockwood Holdings, Inc. (a)	187,700	3,860,989
Spartech Corp.	615,900	6,633,243

		25,857,373

Commercial Banks — 7.8%
BancorpSouth, Inc. (b)	322,800	7,879,548
Bank of Hawaii Corp.	188,300	7,821,982
Cullen/Frost Bankers, Inc.	183,029	9,451,618
Fifth Third Bancorp	402,400	4,076,312
First Financial Bankshares, Inc.	86,200	4,263,452
First Financial Corp.	68,264	2,091,609
First Horizon National Corp. (a)(b)	382,101	5,055,200
First Midwest Bancorp, Inc.	666,800	7,514,836
Glacier Bancorp, Inc. (b)	216,100	3,228,534
IBERIABANK Corp.	109,200	4,975,152
M&T Bank Corp. (b)	39,131	2,438,644
MetroCorp Bancshares, Inc.	318,250	1,148,883
PrivateBancorp, Inc.	152,200	3,722,812
Republic Bancorp, Inc. Class A	151,300	3,019,948
S&T Bancorp, Inc.	190,100	2,463,696
Texas Capital Bancshares, Inc. (a)	364,000	6,129,760
United Bankshares, Inc. (b)	242,100	4,742,739

		80,024,725

Commercial Services & Supplies — 0.0%
Team, Inc. (a)	12,300	208,485

Communications Equipment — 3.3%
ADC Telecommunications, Inc. (a)(b)	858,700	7,161,558
Harmonic, Inc. (a)	781,400	5,219,752
Ixia (a)	459,900	3,154,914
JDS Uniphase Corp. (a)	1,038,700	7,385,157
Tellabs, Inc. (a)	1,553,800	10,752,296

		33,673,677

Common Stocks	Shares	Value

Construction & Engineering — 1.4%
Layne Christensen Co. (a)	224,800	$7,204,840
URS Corp. (a)	170,900	7,459,785

		14,664,625

Consumer Finance — 0.5%
Ezcorp, Inc. (a)	365,100	4,987,266

Containers & Packaging — 1.0%
Packaging Corp. of America	215,500	4,396,200
Rock-Tenn Co. Class A	101,100	4,762,821
Smurfit-Stone Container Corp. (a)	2,731,400	1,256,444

		10,415,465

Diversified Consumer Services — 0.1%
Service Corp. International	215,085	1,507,746

Electric Utilities — 3.1%
Allete, Inc.	305,100	10,242,207
Cleco Corp. (b)	208,800	5,236,704
El Paso Electric Co. (a)	320,100	5,656,167
Portland General Electric Co.	244,100	4,813,652
UIL Holdings Corp.	233,700	6,167,343

		32,116,073

Electrical Equipment — 0.4%
A123 Systems, Inc. (a)	110,600	2,357,992
Regal-Beloit Corp.	33,300	1,522,143

		3,880,135

Electronic Equipment, Instruments & Components — 1.0%
Ingram Micro, Inc. Class A (a)	337,500	5,686,875
Vishay Intertechnology, Inc. (a)	529,700	4,184,630

		9,871,505

Energy Equipment & Services — 2.8%
CARBO Ceramics, Inc. (b)	226,600	11,681,230
Oil States International, Inc. (a)	131,900	4,633,647
Patterson-UTI Energy, Inc.	355,518	5,368,322
Superior Energy Services, Inc. (a)	285,800	6,436,216

		28,119,415

Food Products — 1.1%
Hain Celestial Group, Inc. (a)	260,100	4,986,117
Smart Balance, Inc. (a)	927,099	5,692,388

		10,678,505

Gas Utilities — 2.8%
Atmos Energy Corp.	306,600	8,639,988
New Jersey Resources Corp.	173,400	6,296,154
Piedmont Natural Gas Co. (b)	152,500	3,650,850
Southwest Gas Corp.	374,200	9,572,036

		28,159,028

Health Care Equipment & Supplies — 2.1%
CONMED Corp. (a)	402,267	7,711,458
The Cooper Cos., Inc.	91,000	2,705,430
Exactech, Inc. (a)	39,000	613,860
Merit Medical Systems, Inc. (a)	159,200	2,758,936
OraSure Technologies, Inc. (a)(c)	2,764,530	8,017,137

		21,806,821

See Notes to Financial Statements.

20	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Health Care Providers & Services — 2.2%
AMERIGROUP Corp. (a)	175,800	$3,897,486
Healthways, Inc. (a)	297,500	4,557,700
LCA-Vision, Inc. (a)	370,600	2,597,906
MedCath Corp. (a)	321,000	2,815,170
PharMerica Corp. (a)	280,500	5,208,885
WellCare Health Plans, Inc. (a)	136,100	3,354,865

		22,432,012

Hotels, Restaurants & Leisure — 1.0%
Burger King Holdings, Inc.	324,600	5,709,714
Jack in the Box, Inc. (a)	240,713	4,932,209

		10,641,923

Household Durables — 0.7%
Furniture Brands International, Inc.	1,345,100	7,438,403

IT Services — 1.1%
Convergys Corp. (a)	1,091,900	10,853,486

Insurance — 3.3%
Allied World Assurance Holdings Ltd.	107,100	5,133,303
Aspen Insurance Holdings Ltd.	140,500	3,719,035
Fidelity National Title Group, Inc. Class A	522,700	7,882,316
HCC Insurance Holdings, Inc.	47,500	1,299,125
The Hanover Insurance Group, Inc.	104,000	4,298,320
ProAssurance Corp. (a)	129,100	6,737,729
Validus Holdings Ltd.	167,596	4,323,982

		33,393,810

Internet Software & Services — 2.2%
IAC/InterActive Corp. (a)	638,400	12,889,296
SAVVIS, Inc. (a)	287,400	4,546,668
ValueClick, Inc. (a)	397,800	5,246,982

		22,682,946

Leisure Equipment & Products — 0.5%
Leapfrog Enterprises, Inc. (a)	1,256,200	5,162,982

Life Sciences Tools & Services — 1.9%
Affymetrix, Inc. (a)	898,400	7,887,952
Albany Molecular Research, Inc. (a)	149,500	1,294,670
Parexel International Corp. (a)	186,100	2,529,099
PerkinElmer, Inc.	398,400	7,665,216

		19,376,937

Machinery — 5.7%
AGCO Corp. (a)	341,600	9,438,408
Altra Holdings, Inc. (a)	605,978	6,780,894
Briggs & Stratton Corp.	103,200	2,003,112
CIRCOR International, Inc.	156,800	4,431,168
EnPro Industries, Inc. (a)(b)	181,400	4,146,804
IDEX Corp.	147,700	4,128,215
Mueller Industries, Inc.	106,800	2,549,316
RBC Bearings, Inc. (a)	286,400	6,681,712
Robbins & Myers, Inc.	573,600	13,468,128
Terex Corp. (a)	71,000	1,471,830
Wabash National Corp.	1,226,000	3,334,720

		58,434,307

Common Stocks	Shares	Value

Media — 2.8%
Arbitron, Inc.	148,800	$3,089,088
Harte-Hanks, Inc. (c)	1,446,100	19,999,563
Playboy Enterprises, Inc. Class B (a)(c)	1,742,700	5,262,954

		28,351,605

Metals & Mining — 0.7%
Carpenter Technology Corp.	318,500	7,449,715

Multi-Utilities — 2.0%
Avista Corp.	262,000	5,297,640
OGE Energy Corp.	447,000	14,786,760

		20,084,400

Multiline Retail — 1.9%
Big Lots, Inc. (a)	260,500	6,517,710
Saks, Inc. (a)(b)	1,869,900	12,752,718

		19,270,428

Oil, Gas & Consumable Fuels — 3.1%
Cabot Oil & Gas Corp. Class A	271,200	9,695,400
Frontier Oil Corp.	244,700	3,406,224
Mariner Energy, Inc. (a)	328,500	4,658,130
Plains Exploration & Production Co. (a)	219,000	6,057,540
St. Mary Land & Exploration Co.	131,400	4,265,244
Whiting Petroleum Corp. (a)	61,400	3,535,412

		31,617,950

Personal Products — 0.6%
Alberto-Culver Co.	202,500	5,605,200

Pharmaceuticals — 1.2%
King Pharmaceuticals, Inc. (a)(b)	572,900	6,170,133
Medicis Pharmaceutical Corp. Class A	282,500	6,031,375

		12,201,508

Professional Services — 0.2%
Heidrick & Struggles International, Inc.	107,400	2,498,124

Real Estate Investment Trusts (REITs) — 7.3%
AMB Property Corp.	122,700	2,815,965
Acadia Realty Trust	166,600	2,510,662
American Campus Communities, Inc.	279,900	7,515,315
BioMed Realty Trust, Inc.	543,500	7,500,300
DiamondRock Hospitality Co.	407,500	3,300,750
Entertainment Properties Trust	89,500	3,055,530
Lexington Corporate Properties Trust	684,831	3,492,638
Liberty Property Trust	84,600	2,752,038
MFA Financial, Inc.	822,000	6,543,120
The Macerich Co. (b)	225,612	6,842,813
National Retail Properties, Inc. (b)	341,900	7,340,593
Omega Healthcare Investors, Inc.	300,700	4,817,214
PS Business Parks, Inc.	125,100	6,420,132
Senior Housing Properties Trust	492,000	9,402,120

		74,309,190

Real Estate Management & Development — 1.5%
Jones Lang LaSalle, Inc.	122,600	5,807,562
The St. Joe Co. (a)(b)	319,700	9,309,664

		15,117,226

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009	21

Schedule of Investments (continued)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Road & Rail — 1.2%
Marten Transport Ltd. (a)	349,848	$5,968,407
Vitran Corp., Inc. (a)(c)	703,721	6,347,563

		12,315,970

Semiconductors & Semiconductor Equipment — 6.5%
Actel Corp. (a)	366,000	4,454,220
DSP Group, Inc. (a)	1,020,837	8,309,613
Fairchild Semiconductor International, Inc. (a)	747,564	7,647,580
Integrated Device Technology, Inc. (a)	417,000	2,818,920
Intersil Corp. Class A	647,900	9,919,349
MKS Instruments, Inc. (a)	255,600	4,930,524
PMC-Sierra, Inc. (a)	577,100	5,517,076
Teradyne, Inc. (a)	906,300	8,383,275
Zoran Corp. (a)	1,239,350	14,277,312

		66,257,869

Software — 3.9%
Bottomline Technologies, Inc. (a)(c)	1,720,797	22,198,281
Novell, Inc. (a)	2,211,100	9,972,061
TIBCO Software, Inc. (a)	807,900	7,666,971

		39,837,313

Specialty Retail — 3.4%
Charming Shoppes, Inc. (a)	1,378,300	6,767,453
The Children’s Place Retail Stores, Inc. (a)	329,600	9,874,816
Collective Brands, Inc. (a)(b)	606,763	10,515,203
Genesco, Inc. (a)	143,700	3,458,859
Jo-Ann Stores, Inc. (a)	134,599	3,611,291

		34,227,622

Thrifts & Mortgage Finance — 1.1%
Dime Community Bancshares, Inc.	250,400	2,862,072
Provident Financial Services, Inc.	326,900	3,363,801
Provident New York Bancorp	485,300	4,634,615

		10,860,488

Trading Companies & Distributors — 1.2%
Applied Industrial Technologies, Inc.	141,000	2,983,560
H&E Equipment Services, Inc. (a)	273,500	3,098,755
WESCO International, Inc. (a)	228,100	6,569,280

		12,651,595

Total Common Stocks — 91.5%		934,609,035

Exchange-Traded Funds

iShares Dow Jones U.S. Real Estate Index Fund (b)	51,100	2,179,926
iShares Russell 2000 Growth Index Fund (b)	211,900	13,881,569
iShares Russell 2000 Index Fund (b)	233,300	14,051,659
PowerShares Zacks Micro Cap Portfolio	162,200	1,566,852
SPDR Gold Trust (a)	68,700	6,790,995

Total Exchange-Traded Funds — 3.8%		38,471,001

Total Long-Term Investments (Cost — $947,835,860) — 95.3%		973,080,036

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.20% (d)(e)	46,504,820	$46,504,820

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (d)(e)(f)	$101,540	101,539,604

Total Short-Term Securities (Cost — $148,044,424) — 14.5%		148,044,424

Total Investments (Cost — $1,095,880,284*) — 109.8%		1,121,124,460
Liabilities in Excess of Other Assets — (9.8)%		(99,948,081)

Net Assets — 100.0%		$1,021,176,379

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,160,335,212

Gross unrealized appreciation	$135,892,380
Gross unrealized depreciation	(175,103,132)

Net unrealized depreciation	$(39,210,752)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)

Investments in companies (whereby the Master LLC held 5% or more of the companies’ outstanding securities) that are considered to be an affiliate, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Loss	Income

Bottomline Technologies, Inc.[1]	—	$1,068,556	$(2,128)	—
Harte-Hanks, Inc.[2]	—	$52,076,830	$(30,313,346)	$335,633
O’Charleys, Inc.[2]	—	$18,398,583	$(10,467,818)	—
OraSure Technologies, Inc.[1]	—	$90,180	$(53,432)	—
Playboy Enterprises, Inc. Class B1	—	—	—	—
Vitran Corp., Inc.[1,2]	—	—	—	—

[1]	Non-income producing security.

[2]	No longer an affiliated company or held by the Master LLC as of report date.

See Notes to Financial Statements.

22	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	Master Value Opportunities LLC

(d)	Investments in companies considered to be an affiliate of the Master LLC, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$5,060,199	$113,062
BlackRock Liquidity Series, LLC Money Market Series	$40,753,804	$309,303

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from securities loans.

•

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to FInancial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Master LLC’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1
Long-Term Investments[1]	$973,080,036
Short-Term Securities	46,504,820

Total Level 1	1,019,584,856

Level 2 — Short-Term Securities	101,539,604
Level 3	—

Total	$1,121,124,460

[1]	See above Schedule of Investments for values in each industry classification.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009	23

Statement of Assets and Liabilities	Master Value Opportunities LLC

September 30, 2009 (Unaudited)

Assets

Investments at value — unaffiliated (including securities loaned of $97,056,044) (cost — $895,083,829)	$937,601,664
Investments at value — affiliated (cost — $200,796,455)	183,522,796
Investments sold receivable	29,149,630
Dividends receivable	1,312,421
Securities lending income receivable — affiliated	58,965
Other assets	81
Prepaid expenses	50,686

Total assets	1,151,696,243

Liabilities

Collateral at value — securities loaned	101,539,604
Investments purchased payable	26,290,101
Withdrawals payable to investor	2,130,409
Investment advisory fees payable	416,439
Other affiliates payable	4,584
Officer’s and Directors’ fees payable	3,031
Other accrued expenses payable	135,696

Total liabilities	130,519,864

Net Assets	$1,021,176,379

Net Assets Consist of

Investor’s capital	$995,932,203
Net unrealized appreciation/depreciation	25,244,176

Net Assets	$1,021,176,379

See Notes to Financial Statements.

24	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

Statement of Operations	Master Value Opportunities LLC

Six Months Ended September 30, 2009 (Unaudited)

Investment Income

Dividends	$7,192,680
Income — affiliated	448,695
Securities lending — affiliated	309,303

Total income	7,950,678

Expenses

Investment advisory	2,336,460
Accounting services	152,522
Custodian	39,887
Professional	37,594
Officer and Directors	19,962
Printing	2,732
Miscellaneous	21,533

Total expenses	2,610,690
Less fees waived by advisor	(19,544)

Total expenses after waiver	2,591,146

Net investment income	5,359,532

Realized and Unrealized Gain (Loss)

Net realized loss from investments (including $40,836,724 loss from affiliates)	(121,693,663)
Net change in unrealized appreciation/depreciation on investments	450,004,168

Total realized and unrealized gain	328,310,505

Net Increase in Net Assets Resulting from Operations	$333,670,037

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009	25

Statements of Changes in Net Assets	Master Value Opportunities LLC

Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009

Operations

Net investment income	$5,359,532	$16,020,831
Net realized loss	(121,693,663)	(562,195,064)
Net change in unrealized appreciation/depreciation	450,004,168	(99,191,180)

Net increase (decrease) in net assets resulting from operations	333,670,037	(645,365,413)

Capital Transactions

Proceeds from contributions	86,620,079	299,789,279
Fair value of withdrawals	(169,730,006)	(634,382,865)

Net decrease in net assets derived from capital transactions	(83,109,927)	(334,593,586)

Net Assets

Total increase (decrease) in net assets	250,560,110	(979,958,999)
Beginning of period	770,616,269	1,750,575,268

End of period	$1,021,176,379	$770,616,269

Financial Highlights	Master Value Opportunities LLC

	Six Months Ended September 30, 2009 (Unaudited)

		Year Ended March 31,

		2009	2008	2007	2006	2005

Total Investment Return

Total investment return	44.83%[1]	(43.58)%	(13.02)%	4.34%	26.66%	4.48%

Ratios to Average Net Assets

Total expenses	0.56%[2]	0.54%	0.51%	0.50%	0.51%	0.50%

Total expenses after fees waived	0.55%[2]	0.54%	0.51%	0.50%	0.51%	0.50%

Net investment income	1.15%[2]	1.21%	0.66%	0.53%	0.62%	0.35%

Supplemental Data

Net assets, end of period (000)	$1,021,176	$770,616	$1,750,575	$2,685,468	$3,061,862	$3,005,949

Portfolio turnover	44%	147%	109%	72%	77%	74%

[1]	Aggregate total investment return.

[2]	Annualized.

See Notes to Financial Statements.

26	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements (Unaudited)	Master Value Opportunities LLC

1. Organization and Significant Accounting Policies:

Master Value Opportunities LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations. The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Master LLC values its investment in Money Market Series of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis.

Securities Lending: The Master LLC may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. The Master LLC typically receives the income on the loaned securities but does not receive the income on the collateral. The Master LLC may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of security transactions. The Master LLC may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master LLC could experience delays and costs in gaining access to the collateral. The Master LLC also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Master LLC is classified as a “pass-through entity” for federal income tax purposes. As such, each investor in the Master LLC is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code.

The Master LLC files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s US federal tax returns remain open for each of the four years ended March 31, 2009.The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009	27

Notes to Financial Statements (continued)	Master Value Opportunities LLC

that occurred both before and after the effective date of this guidance. The impact of this guidance on the Master LLC’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC is not.

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Master LLC’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based upon the average daily value of the Master LLC’s net assets at the following annual rates: 0.50% of the Master LLC’s average daily net assets not exceeding $1 billion; 0.475% of the Master LLC’s net assets in excess of $1 billion not exceeding $1.5 billion; and 0.45% of the Master LLC’s net assets in excess of $1.5 billion.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Master LLC to the Manager.

For the six months ended September 30, 2009, the Master LLC reimbursed the Manager $9,219 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Master LLC has received an exemptive order from the Securities and Exchange Commission permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Master LLC, invest cash collateral received by the Master LLC for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Master LLC on such investments is shown as securities lending — affiliated in the Statement of Operations. For the six months ended September 30, 2009, BIM received $59,263 in securities lending agent fees.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates. The Master LLC reimburses the Manager for compensation paid to the Master LLC’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2009 were $386,510,735 and $476,409,032, respectively.

4. Short-Term Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2009. The Master LLC may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master LLC may borrow up to the maximum amount allowable under the Master LLC’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Master LLC paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets. The Master LLC pays a commitment fee of 0.08% per annum based on the Master LLC’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement). The Master LLC did not borrow under the credit agreement during the six months ended September 30, 2009.

28	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements (concluded)	Master Value Opportunities LLC

5. Concentration, Market and Credit Risk:

The Master LLC invests a significant portion of its assets in securities in the financials and information technology sectors. Changes in economic conditions affecting the financials and information technology sectors would have a greater impact on the Master LLC and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Master LLC may be exposed to counterparty risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may default. Financial assets, which potentially expose the Master LLC to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Master LLC’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Master LLC’s Statement of Assets and Liabilities.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through November 24, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of Master Value Opportunities LLC (the “Master LLC”) met on May 5, 2009 and June 4 – 5, 2009 to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor. The Board of Directors of the Master LLC also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”) with respect to the Master LLC. BlackRock Value Opportunities Fund, Inc. (the “Fund,” together with the Master LLC, the “Funds”) is a “feeder” fund that invests all of its investable assets in the Master LLC. Accordingly, the Board of Directors of the Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement.

The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity, the Board of Directors of each of the Master LLC and of the Fund are referred to herein collectively as the “Board,” and the members of which are referred to herein as “Board Members.”

Activities and Composition of the Board

The Board consisted of fifteen individuals, twelve of whom were not “interested persons” of the Fund or the Master LLC as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreements. The Board Members are responsible for the oversight of the operations of the Fund or the Master LLC, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund and/or the Master LLC by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and/or the Master LLC and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund and/or the Master LLC for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) the Fund’s and/or the Master LLC’s operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s and the Master LLC’s investment objectives, policies and restrictions; (e) the Fund’s and the Master LLC’s compliance with each of their respective Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of the Fund’s and the Master LLC’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the Fund’s fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund and/or the Master LLC to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4 – 5, 2009 Board meeting.

30	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on June 4 – 5, 2009, the Board of Directors of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master LLC, each for a one-year term ending June 30, 2010. The Board of Directors of the Fund, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. The Board considered all factors it believed relevant with respect to the Fund and the Master LLC, as applicable, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Funds; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings of the Master LLC, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and the Master LLC and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Board compared the Funds’ performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Funds’ portfolio management team discussing the Funds’ performance and the Funds’ investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Funds’ portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Funds’ portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund and the Master LLC. BlackRock and its affiliates and significant shareholders provide the Fund and the Master LLC with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund and the Master LLC by third parties) and officers and other personnel as are necessary for the operations of the Fund and the Master LLC. In addition to investment advisory services, BlackRock and its affiliates provide the Fund and the Master LLC with other services, including: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund and the Master LLC, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Funds and the Master LLC. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Funds throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Fund ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the Fund’s underperformance during these periods compared with its Peers. The Board was informed that, after consultation with the Board and its Performance Oversight Committee, due to the Fund’s continued

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009	31

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

underperformance, BlackRock made the decision to transfer the assets to a new portfolio management team. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Fund’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed the Master LLC’s contractual advisory fee rates compared with the other funds in the Funds’ Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master LLC. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund and/or the Master LLC. The Board reviewed BlackRock’s profitability with respect to the Master LLC and other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds, the Master LLC and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s/Master LLC’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Fund’s Peers. The Board also noted that the Fund/Master LLC has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund/Master LLC increases, thereby allowing shareholders the potential to participate in economies of scale.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase and whether there should be changes in the advisory fee rate or structure in order to enable the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the assets of the Funds. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Funds, including for administrative, transfer agency and distribution services, as applicable. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

32	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Conclusion

The Board of Directors of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the Manager and Sub-Advisor with respect to the Master LLC for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board of Directors of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master LLC and its shareholders. The Board of Directors of the Fund, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master LLC reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009	33

Officers and Directors

Robert M. Hernandez, Chairman of the Board, Director and
    Member of the Audit Committee
Fred G. Weiss, Vice Chairman of the Board,
    Chairman of the Audit Committee and Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, Director
Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
Richard R. West, Director and Member of the Audit Committee
Anne F. Ackerley, Fund President and Chief Executive Officer
Jeffrey Holland, Vice President
Brendan Kyne, Vice President
Brian Schmidt, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer of the Fund
Howard B. Surloff, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Custodian
The Bank of New York Mellon
New York, NY 10286

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund and Master LLC, retired. The Fund’s and Master LLC’s Boards wish Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund and Master LLC, and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund and Master LLC.

Effective August 1, 2009, Jean Margo Reid resigned as a Director of the Fund and Master LLC. The Boards wish Ms. Reid well in her future endeavors.

Effective September 9, 2009, Brendan Kyne became a Vice President of the Fund and Master LLC.

34	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009	35

Additional Information (continued)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC votes proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

36	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009	37

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

38	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2009

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#10253-9/09

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

	By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: November 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: November 20, 2009

	By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: November 20, 2009